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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 8, 2006

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                                  43-1781797
            ---------                                  ----------
            (COMMISSION                                (IRS EMPLOYER
            FILE NUMBER)                               IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE.

         On December 8, 2006, Solutia Inc. ("Solutia") entered into a confidentiality agreement (the "Undertaking") with certain of the holders (the "Noteholders") of either or both of the 6.72% notes due October 15, 2037 and/or the 7.375% notes due October 15, 2027 (the "Notes") issued by Solutia pursuant to that certain Indenture dated October 1, 1997.

         Pursuant to the Undertaking, Solutia agreed to provide certain material non-public information (the "Confidential Information") to the Noteholders to enable discussions between Solutia and the Noteholders regarding a potential negotiated resolution of unresolved issues in Solutia's Chapter 11 cases. To assure that the restrictions on the Noteholders' ability to trade would be limited, Solutia agreed to publicly disseminate the Confidential Information on or before December 28, 2006.

         In accordance with the provisions of the Undertaking described above, Solutia hereby makes the following disclosures:

         o On December 8, 2006, Solutia provided to the Noteholders a draft of Solutia's revised business plan (the "Draft Business Plan"), which, at that time, was subject to further review and/or revision by Solutia's management team and approval by Solutia's Board of Directors. A copy of the Draft Business Plan, as provided to the Noteholders, is furnished hereunder as Exhibit 99.1. The Draft Business Plan includes both historical and projected financial information. Because the Company excludes one-time, non-operational gains and losses to prevent distortion of business trends in accounting for historical financial information, the historical financial information is not in accordance with Generally Accepted Accounting Principles (GAAP). Exhibit 99.1 includes a reconciliation of non-GAAP financial measures with GAAP financial measures (the "Reconciliation").

         o On December 8, 2006, Solutia provided to the Noteholders its proposal for an amended plan of reorganization (the "Amended Plan Proposal"), which was designed to act as a framework for negotiations among Solutia, the Noteholders, and Solutia's other major stakeholders. A version of the Amended Plan Proposal, which is the same in all material respects to the Amended Plan Proposal provided to the Noteholders, is furnished hereunder as Exhibit 99.2.

         o On December 8, 2006, Solutia made a presentation to the Noteholders regarding the status of Solutia's efforts to obtain proposals for the sale of the equity of reorganized Solutia (the "Summary Update of the Status of the Sale Process"). A description of the Summary Update of the Status of the Sale Process is furnished hereunder as Exhibit 99.3.

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         In connection with the previously announced fifth amendment to its debtor in possession financing, in contemplation of a meeting with its lenders, Solutia is hereby disclosing financial information, including actual year to date financials through November 2006 and projected financials for the month ended December 2006. A copy of this financial information is furnished hereunder as Exhibit 99.4. The financial information includes projections which have been reconciled with GAAP financial measures in the Reconciliation provided in Exhibit 99.1.

CAUTIONARY AND FORWARD LOOKING STATEMENTS.

         Solutia does not generally publicly disclose its strategic plans or projections for its anticipated financial position or results of operations or the other types of forward looking information contained in the Draft Business Plan or the Amended Plan Proposal. Accordingly, the Draft Business Plan or the Amended Plan Proposal furnished as part of this current report on Form 8-K, remains in the form as was provided to the Noteholders on December 8, 2006 and has not been updated to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions or other circumstances arising and/or existing or to reflect the occurrence of any unanticipated events in each case as of or through the date of this current report on Form 8-K. Further, Solutia does not intend to update or revise the Draft Business Plan or the Amended Plan Proposal provided to Noteholders and furnished as part of this current report on Form 8-K to reflect changes in future general economic, industry or chemicals category conditions.

         The Draft Business Plan and Amended Plan Proposal provided to Noteholders and furnished as part of this current report on Form 8-K were not prepared with a view toward general use, but rather were prepared for the limited purpose of providing information to the Noteholders at a point in time pursuant to the Undertaking. The data contained in the Draft Business Plan and Amended Plan Proposal was provided as of December 8, 2006 and represented Solutia's then forecasted expectations as described therein. The estimates and assumptions underlying the Draft Business Plan, the Amended Plan Proposal, any other prospective financial information or projections, are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and are beyond the control of Solutia. Accordingly, there can be no assurance that the results set forth in the Draft Business Plan, the Amended Plan Proposal, any other prospective financial information or projections, will be realized. It is likely that there will be differences between actual and projected results, and actual results may be materially higher or lower than those set forth above.

         This report and the exhibits furnished hereto may contain forward-looking statements, which can be identified by the use of words such as "believes," "expects," "may," "will," "intends," "plans," "estimates" or "anticipates," or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management's current expectations and assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Solutia's most recent Annual Report on Form 10-K, under "Cautionary Statement About Forward Looking

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Statements," Solutia's quarterly reports on Form 10-Q, and in filings with the
U.S. Bankruptcy Court in connection with the Chapter 11 case of Solutia Inc. and 14 of its U.S. subsidiaries. These reports can be accessed through the "Investors" section of Solutia's website at www.solutia.com. The bankruptcy court filings can be accessed by visiting www.trumbullgroup.com. Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

Exhibit 99.1 Draft Business Plan, as provided to the Noteholders on December 8, 2006.

Exhibit 99.2 Amended Plan Proposal, as provided to the Noteholders on December 8, 2006.

Exhibit 99.3 Summary Update of the Status of the Sale Process, as provided to the Noteholders on December 8, 2006.

Exhibit 99.4 Solutia Inc. financial information, including actual year to date financials through November 2006 and projected financials for the month ended December 2006.

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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                 SOLUTIA INC.
                                 ------------
                                 (Registrant)

                                 /s/ Rosemary L. Klein
                                 ---------------------
                                     Rosemary L. Klein
                                 Senior Vice President, General
                                 Counsel and Secretary

DATE: December 28, 2006

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